                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         This Settlement Agreement and Mutual Release (this "AGREEMENT") is entered into as of September 12, 2003, by and among SPRINT SPECTRUM L.P., a Delaware limited partnership, SPRINTCOM, INC., a Kansas corporation, SPRINT COMMUNICATIONS COMPANY L.P., a Delaware limited partnership, WIRELESSCO, L.P., a Delaware limited partnership (the "SPRINT PARTIES,"), ALAMOSA HOLDINGS, INC., a Delaware corporation ("ALAMOSA HOLDINGS"), ALAMOSA (DELAWARE), INC., a Delaware corporation ("ALAMOSA DELAWARE"), and Alamosa Holdings' subsidiaries listed below in the following paragraph (the "ALAMOSA PARTIES" and together with the Sprint Parties collectively, the "PARTIES").

         The following subsidiaries of Alamosa Holdings (each individually a "MANAGER" and collectively the "ALAMOSA MANAGERS") have entered into a Management Agreement, a Services Agreement and two Trademark and Service Mark License Agreements with the Sprint Parties, dated and effective as of the dates indicated:

     o Alamosa Missouri, LLC (f/k/a Roberts Wireless Communications, LLC) (June 8, 1998)

     o   Southwest PCS, L.P. (July 10, 1998)

     o   Washington Oregon Wireless LLC (January 25, 1999)

     o   Alamosa Wisconsin Limited Partnership (December 6, 1999)

     o   Texas Telecommunications, LP (December 23, 1999)

(each agreement, together with all addenda and amendments, being a "MANAGEMENT AGREEMENT," a "SERVICES AGREEMENT" and two "TRADEMARK AND SERVICE MARK LICENSE AGREEMENTS" and collectively, the "SPRINT AGREEMENTS").

         The Parties desire to resolve and release all claims, known or unknown, any Party might have against any of the other Parties that arose on or before the date of this Agreement, including all claims that arise out of any actual or claimed actions or inactions of any Party on or before the date of this Agreement, except as provided in this Agreement. The Parties have agreed to take the actions set forth in this Agreement to avoid the expense and delay inherent in further negotiations and possible litigation concerning their business relationship.

         In consideration of the mutual promises set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

     1. ADDENDA. The Parties will sign and deliver addenda to the Sprint Agreements in the form attached to this Agreement (the "ADDENDA") contemporaneously with the Parties' execution and delivery of this Agreement.

     2. EFFECTIVE DATE. The parties are executing this Agreement as of the date noted above, but the terms of this Agreement do not become effective until the first calendar day of the first calendar month after Alamosa Holdings, Inc. and Alamosa (Delaware), Inc. consummate the Exchange Offer, the Proposed Amendments and the amendment of the terms of the Senior Secured Credit Facility, all as described in the Offer to Exchange of Alamosa Holdings, Inc. and Alamosa (Delaware), Inc. (the "EFFECTIVE DATE").

     3. SETTLEMENT PAYMENT. Alamosa will pay Sprint Spectrum L.P., $6,755,261.00 on the Effective Date of this Agreement set forth above in Section 2, via wire transfer to the account designated by Sprint Spectrum.

     4.  GENERAL RELEASES.

         (A) SPRINT RELEASE. Each of the Sprint Parties releases and forever discharges the Alamosa Parties and their respective officers, directors, shareholders, partners, members, subsidiaries, employees, agents and representatives (the "ALAMOSA RELEASED PARTIES") from all liabilities, claims, damages, injuries and losses of any kind that any of the Sprint Parties ever had, now has, may assert or may in the future claim to have against any of the Alamosa Released Parties by reason of any act, failure to act, cause or matter related to the Sprint Agreements, existing on or before the date of this Agreement, except as set forth in Sections 3 and 6 ("SPRINT'S CLAIMS").

         (B) ALAMOSA RELEASE. Each of the Alamosa Parties releases and forever discharges the Sprint Parties and their respective officers, directors, shareholders, partners, members, subsidiaries, employees, agents and representatives (the "SPRINT RELEASED PARTIES") from all liabilities, claims, damages, injuries and losses of any kind that any of the Alamosa Parties ever had, now has, may assert or may in the future claim to have against any of the Sprint Released Parties by reason of any act, failure to act, cause or matter related to the Sprint Agreements, existing on or before the date of this Agreement except as set forth in Section 6 ("ALAMOSA'S CLAIMS" and together with Sprint's Claims, the "CLAIMS").

         (C) COMPLETE RELEASE. This Agreement constitutes the complete compromise, settlement, accord and satisfaction of all of the Claims, including without limitation all consequences of the Claims (and the facts and circumstances underlying the Claims), with no reservation of any rights or claims, whether stated or implied, except as set forth in Sections 3 and 6.

     5.  ADDITIONAL SPECIFIC RELEASED CLAIMS.

         (A) SPRINT RELEASE. For purposes of clarification, each of the Sprint Parties intends the general releases in Section 4 to release and forever discharge each of the Alamosa Released Parties of and from any and all liabilities, claims, damages, injuries and losses of any kind that any of the Sprint Parties ever had, now has, may assert or may in the future claim to have against any of the Alamosa Released Parties by reason of any act, failure to act, cause or matter related to the Sprint Agreements with respect to any of the matters set forth on Exhibit A to this Agreement, and waives any and all rights that any of the Sprint Parties may have with respect to them, except for the right to payment set forth in Sections 3 and 6, ("SPRINT'S SPECIFIC CLAIMS").

         (B) ALAMOSA RELEASE. For purposes of clarification, each of the Alamosa Parties intends the general releases in Section 4 to release and forever discharge each of the Sprint Released Parties of and from any and all liabilities, claims, damages, injuries and losses of any kind that any of the Alamosa Parties ever had, now has, may assert or may in the future claim to have against any of the Sprint Released Parties by reason of any act, failure to act, cause or matter related to the Sprint Agreements with respect to any of the matters set forth on Exhibit A to this Agreement, and waives any and all rights that any of the Alamosa Parties may have with respect to them, except for the right to payment set forth in Section 6, ("ALAMOSA'S SPECIFIC CLAIMS" and together with Sprint's Specific Claims, the "SPECIFIC CLAIMS").

     6. EXCEPTIONS TO RELEASED CLAIMS. The Parties do not release each other under this Agreement with respect to the following Claims:

         (A) RIGHT TO COLLECT BUSINESS ACTIVITY AMOUNTS. The Parties are releasing their right to collect any amounts invoiced or to be invoiced for fees, credits and business activity arising under any of the Sprint Agreements before the Effective Date of this Agreement (the "BUSINESS ACTIVITY AMOUNTS") only with respect to the Specific Claims (as defined in
     Section 5). The Parties may bill, collect and settle, before and after the Effective Date, the Business Activity Amounts that accrue before the Effective Date and that are not Specific Claims, in accordance with the terms of the Sprint Agreements (without giving effect to the addenda effective as of the Effective Date) and in accordance with past practice, notwithstanding the releases set forth in Sections 4(a), 4(b), 4(c) and 5.

         (B) TERMINATING AND ORIGINATING ACCESS FEES. The Alamosa Parties have refunded to the Sprint Parties some but not all of the amounts that the Sprint Parties paid to the Alamosa Parties for access fees . The Addenda provide for a new section 10.4.3 to the Management Agreements that set forth the Parties' rights and obligations respecting access fees. The Parties do not release each other under this Agreement for their respective Claims to those amounts or to any other amounts to which they are entitled under the Management Agreements (after giving effect to the addenda effective as of the Effective Date) for access fees.

     7. REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other Parties that:

         (A) it has not commenced any action or proceeding against any other Party concerning any of the Claims or Specific Claims, before any agency or other governmental authority, at law, in equity, in arbitration, or otherwise;

         (B) no promise, inducement or agreement not expressed in this Agreement has been made;

         (C) it has the full right, power and authority to enter into this Agreement, and to perform according to the terms of this Agreement;

         (D) the Party is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

         (E) neither the execution, delivery and performance of this Agreement, nor the consummation by the Party of the transactions contemplated by this Agreement, will conflict with, violate or result in a breach of:

             (i) any law, regulation, order, writ, injunction, decree, determination or award of any governmental authority or any arbitrator, applicable to the Party, or

             (ii) any of the terms, conditions or provisions of the certificate of limited partnership or certificate or articles of incorporation or bylaws (or other governing documents) of the Party, or

             (iii) any material agreement of the Party, or

             (iv) any material instrument to which the Party is or may be bound or to which any of its material properties or assets is subject;

         (F) it has obtained all necessary consents and approvals required to enter into this Agreement;

         (G) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Party, threatened against or affecting the Party or any of its properties, assets or businesses in any court or before or by any governmental agency that could, if adversely determined, reasonably be expected to have a material adverse effect on the Party's ability to perform its obligations under this Agreement and the Addenda;

         (H) it has negotiated the terms of this Agreement and has participated in the drafting of this Agreement, and this Agreement is the result of arms-length negotiations between the Parties and their respective attorneys; and

         (I) it has not assigned or otherwise transferred any interest in any of the Claims or Specific Claims.

     8. COVENANT NOT TO SUE. The Parties will not commence, join in, assist, or in any manner seek relief against each other through, any suit or proceeding arising, based upon, or relating to any of the Claims or Specific Claims.

     9. CONTRACT. The Parties understand that the terms in this Agreement are contractual and not a mere recital, and that the Parties are not relying upon any statement or representation made by any Party released, any such Party's agents or attorneys, or any other Person, concerning the nature, extent or duration of the injuries or damages, or concerning any other thing or matter, but are relying solely and exclusively upon their own knowledge, belief and judgment.

     10. INDEMNIFICATION. The Sprint Parties and the Alamosa Parties will indemnify, hold harmless and defend each other against all claims, demands, judgments, causes of action, losses, costs, damages, penalties, fines, taxes, expenses or liabilities, including reasonable attorneys' fees and costs of defense, brought against or incurred by them, arising from or in connection with an attempt by or on behalf of any third party to enforce or collect an amount based on a Claim or Specific Claim.

     11. EXPENSES. The Parties will pay their own expenses and attorneys' fees incurred in connection with the negotiation and execution of this Agreement.

     12. ADDITIONAL FACTS. The Parties are aware that they may after the date of this Agreement discover claims or facts in addition to or different from those they now know or believe to be true with respect to Claims and Specific Claims. Nevertheless, it is the intention of the Parties to fully, finally and forever settle and release all such claims, including claims for damages and losses that are presently unknown or unanticipated, other than Business Activity Amounts that accrue before the Effective Date and that are not Specific Claims. In furtherance of this intention, the releases given in this Agreement are and will remain in effect as full and complete mutual releases of Claims and Specific Claims, other than Business Activity Amounts that accrue before the Effective Date and that are not Specific Claims, notwithstanding the discovery or existence of any additional or different facts relative to them. Each Party assumes the risk of any mistake in executing this Agreement and furnishing the releases set forth in this Agreement. Without limiting the generality of the foregoing, each Party waives and relinquishes any right or benefit that such Party has or may have under any provision of statutory or non-statutory law that may provide that a release does not extend to claims that a person does not know or suspect to exist at the time of execution of the release that, if known, would or may have materially affected the decision to give the release.

     13. WAIVERS. No waiver by a Party of any breach of or default under this Agreement will be deemed to be a waiver of any other breach or default of any kind or nature of this Agreement. No acceptance of payment or performance by a Party after any such breach or default will be deemed to be a waiver of any breach or default of this Agreement, whether or not such Party knows of such breach or default at the time it accepts such payment or performance. No failure or delay on the part of a Party to exercise any right it may have will prevent the exercise of that right by that Party at any time the other Party continues to be in default, and no such failure or delay will operate as a waiver of any default.

     14. ENFORCEMENT OF AGREEMENT; INJUNCTIVE RELIEF.

         (A) The releases given in this Agreement do not include a release of any liabilities, claims, damages, injuries or losses that may arise under this Agreement.

         (B) Each Party acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching Party or Parties may be irreparably harmed and may not be made whole by monetary damages. Accordingly, the Parties, in addition to any other remedy to which they may be entitled, will be entitled to seek injunctive or other equitable relief in any court of competent jurisdiction to the extent permitted by applicable law.

         (C) Each Party waives, to the fullest extent permitted by law, the right to trial by jury in any legal proceeding arising out of or relating to the enforcement of this Agreement.

         (D) Each breaching Party agrees to reimburse the non-breaching Parties that prevails in the enforcement of this Agreement for the costs and expenses, including attorneys' fees, incurred by the non-breaching Parties.

     15. ASSIGNMENT. No Party may assign any of its rights under this Agreement or delegate its duties under it to any person or entity not a Party unless it obtains the prior written consent of the other Parties to this Agreement, which consent may be withheld at such other Party's absolute discretion.

     16. LIMITATION ON RIGHTS OF OTHERS. Nothing in this Agreement, whether express or implied, will be construed to give any person other than the Parties any legal or equitable right, remedy or claim under or in respect of this Agreement.

     17. CONFIDENTIALITY. The terms and provisions of this Agreement are confidential and proprietary to the Sprint Parties and to the Alamosa Parties and are subject to the terms of Section 12.2 of the applicable Management Agreement between the Parties.

     18. OTHER PROVISIONS.

         (A) GOVERNING LAW. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement will be governed by and construed under Kansas law, without giving effect to any choice of law or conflict of law rules or provisions (whether of Kansas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Kansas.

         (B) JURISDICTION.

             (i) Each Party irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Kansas state court located in the County of Johnson or any Federal court of the United States of America located in the District of Kansas, and any appellate court from any such court, in any suit action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment. Each Party irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such Kansas state court or, to the extent permitted by law, in such Federal court.

             (ii) Each Party irrevocably and unconditionally waives, to the fullest extent it may legally do so, any objection that it may now or later have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in Kansas state court located in the County of Johnson or any Federal court located in the District of Kansas. Each Party irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court and further waives the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party.

         (C) ENTIRE AGREEMENT; BINDING EFFECT. This Agreement constitutes the entire agreement between the Parties and supersedes all prior agreements, negotiations, representations and discussions between the Parties with respect to the subject matter it covers. This Agreement is binding on and inures to the benefit of the Parties and their respective successors and assigns.

         (D) CONSTRUCTION. The Parties participated in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, the Parties intend that (i) this Agreement be construed as if they had drafted it together, and (ii) no presumption or burden of proof arise favoring or disfavoring any Party by virtue of its role in drafting any provision of this Agreement. All pronouns and any variations of pronouns used in this Agreement refer to the masculine, feminine or neuter, singular or plural as the identity of the person or persons require.

         (E) SEVERABILITY. Every provision of this Agreement and the Addenda is intended to be severable. If any term or provision of this Agreement or the Addenda is illegal, invalid or unenforceable for any reason whatsoever, that term or provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and such illegality, invalidity or unenforceability will not affect the validity, legality or enforceability of the remainder of this Agreement or Addenda.

         (F) AMENDMENT. Any amendment to this Agreement must be in a written document signed by the Parties and must state the intent of the Parties to amend this Agreement.

         (G) NO ADMISSION OF LIABILITY. It is expressly understood and agreed that this Agreement is a compromise of disputed claims and that execution of, making of payments under, and performing of obligations under this Agreement are not to be construed as an admission of liability on the part of any Party.

         (H) COUNTERPARTS. This Agreement may be signed in counterpart or duplicate copy and by facsimile signature, and any signed counterpart, duplicate or facsimile copy is the equivalent to a signed original for all purposes.

            [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

EACH PARTY HAS COMPLETELY READ THE TERMS OF THIS AGREEMENT, FULLY UNDERSTANDS THEM AND VOLUNTARILY ACCEPTS THEM FOR THE PURPOSE OF MAKING FULL AND FINAL COMPROMISE, ADJUSTMENT AND SETTLEMENT OF ALL CLAIMS, DISPUTED OR OTHERWISE.

         The Parties have executed this Agreement on the date first above written.

zzzzz
                             SPRINT SPECTRUM L.P.



                             By: /s/ Thomas E. Mateer
                                ------------------------------------------------
                                Name: Thomas E. Mateer
                                Title: Vice President - Affiliations, PLS & ICS


                             SPRINTCOM, INC.


                             By: /s/ Thomas E. Mateer
                                ------------------------------------------------
                                Name: Thomas E. Mateer
                                Title: Vice President - Affiliations, PLS & ICS


                             WIRELESSCO, L.P.



                             By: /s/ Thomas E. Mateer
                                ------------------------------------------------
                                Name: Thomas E. Mateer
                                Title: Vice President - Affiliations, PLS & ICS


                             SPRINT COMMUNICATIONS
                             COMPANY L.P.



                             By: /s/ William K. White
                                ------------------------------------------------
                                Name: William K. White
                                Title: Senior Vice President - Communication
                                           & Brand Management

                             ALAMOSA HOLDINGS, INC., a Delaware corporation



                             By: /s/ David E. Sharbutt
                                ------------------------------------------------
                                David E. Sharbutt, President



                             ALAMOSA (DELAWARE), INC., a Delaware corporation


                             By: /s/ David E. Sharbutt
                                ------------------------------------------------
                                David E. Sharbutt, President


                             TEXAS TELECOMMUNICATIONS, LP
                             a Texas limited partnership

                             By:  ALAMOSA DELAWARE GP, L.L.C.
                                  a Delaware limited liability company,
                                  as the sole general partner


                             By: /s/ David E. Sharbutt
                                ------------------------------------------------
                                     David E. Sharbutt
                                     President


                             ALAMOSA MISSOURI, LLC
                             a Missouri limited liability company


                             By:  ALAMOSA HOLDINGS, LLC
                                  a Delaware limited liability company,
                                  as the sole equity holder


                                  By: /s/ David E. Sharbutt
                                     -------------------------------------------
                                     David E. Sharbutt,
                                     President

                             WASHINGTON OREGON WIRELESS, LLC
                             a Delaware limited liability company


                             By:  ALAMOSA HOLDINGS, LLC
                                  a Delaware limited liability company,


                                  By: /s/ David E. Sharbutt
                                     -------------------------------------------
                                     David E. Sharbutt,
                                     President


                             SOUTHWEST PCS, L.P.
                             an Oklahoma limited partnership


                             By:  SWGP, L.L.C.
                                  an Oklahoma limited liability company,
                                  as its general partner


                                  By: /s/ David E. Sharbutt
                                     -------------------------------------------
                                     David E. Sharbutt,
                                     Manager


                             ALAMOSA WISCONSIN LIMITED PARTNERSHIP
                             a Wisconsin limited partnership


                             By:  ALAMOSA WISCONSIN GP, L.L.C.
                                  a Delaware limited liability company,
                                  as the sole general partner


                                  By: /s/ David E. Sharbutt
                                     -------------------------------------------
                                     David E. Sharbutt,
                                     President

                                    EXHIBIT A


         I. CLAIMS THAT ARE BEING RELEASED IN CONNECTION WITH THE SETTLEMENT PAYMENT UNDER THIS AGREEMENT:

         o All claims in connection with the following 3G Service Bureau invoiced fees:

                                 >  AFS-012925
                                 >  AFS-012926
                                 >  AFS-012927
                                 >  AFS-012928
                                 >  AFS-012929
                                 >  AFS-013031
                                 >  AFS-013032
                                 >  AFS-013064
                                 >  AFS-013065
                                 >  AFS-013066
                                 >  AFS-013214
                                 >  AFS-013215
                                 >  AFS-013216
                                 >  AFS-013217
                                 >  AFS-013218
                                 >  AFS-013337
                                 >  AFS-013338
                                 >  AFS-013339
                                 >  AFS-013340
                                 >  AFS-013341
                                 >  AFS-013433
                                 >  AFS-013434
                                 >  AFS-013435
                                 >  AFS-013436
                                 >  AFS-013437
                                 >  AFS-013555
                                 >  AFS-013556
                                 >  AFS-013557
                                 >  AFS-013558
                                 >  AFS-013559
                                 >  AFS-013750
                                 >  AFS-013751
                                 >  AFS-013752
                                 >  AFS-013754
                                 >  AFS-013755
                                 >  AFS-013879
                                 >  AFS-013880
                                 >  AFS-013881
                                 >  AFS-013882
                                 >  AFS-013883
                                 >  AFS-014003

o (Continued from previous page of Exhibit A, ending with invoice number AFS-014003.) All claims in connection with the following 3G Service Bureau invoiced fees:

                                  > AFS-014004
                                  > AFS-014005
                                  > AFS-014006
                                  > AFS-014007
                                  > AFS-014167
                                  > AFS-014168
                                  > AFS-014169
                                  > AFS-014170
                                  > AFS-014171
                                  > AFS-014405
                                  > AFS-014411
                                  > AFS-014412
                                  > AFS-014413
                                  > AFS-014415


o All claims in connection with the following disputed software license invoiced fees:

                                  > AFS-012802
                                  > AFS-012803
                                  > AFS-012804
                                  > AFS-013896
                                  > AFS-013900
                                  > AFS-014442
                                  > AFS-014447
                                  > AFS-012801
                                  > AFS-013377


o All claims in connection with the following invoices for recovery of terminating access revenues:

                                  > MIS-110293
                                  > MIS-110303
                                  > MIS-110305
                                  > MIS-110307
                                  > MIS-110294

II.  CLAIMS THAT HAVE BEEN PREVIOUSLY SETTLED:


o All claims in connection with charges generated by IT Ad Hoc Reports existing prior to February 4, 2003.

o All claims existing prior to this Agreement in connection with the maintenance, upgrade and servicing of the Core Applications prior to April 28, 2003.

o All claims in connection with any outstanding Microwave Relocation charges and Microwave Relocation credits existing prior to January 29, 2003.

o All claims in connection with years 2001 and 2002 NPA Education charges existing prior to October 24, 2003.

o All claims in connection with unpaid utility charges billed prior to September 26, 2002.

o All claims in connection with subscriber merchandise equipment logistics and distribution charges existing prior to June 18, 2003.

o All claims in connection with WIP switch equipment, labor and tax charges prior to May 20, 2003.